Exhibit 99.2

UNLOCKING ONE OF

THE WORLD'S LARGEST PRECIOUS METALS DEPOSITS

DISTRICT-SCALE OPPORTUNITY IN A TIER-1 JURISDICTION, POISED FOR THE NEXT CHAPTER

HYCROFT MINING

REIMAGINE | TRANSFORM | DELIVER

DISCLAIMER

Financial Projections

This presentation contains financial forecasts regarding certain financial metrics of the Company. These projections should not be relied upon as necessarily indicative of future results. The independent auditor of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections and has not expressed any opinion or provided any assurance thereon. Hycroft undertakes no obligation to update or revise the projections. The assumptions and estimates underlying the prospective financial information are inherently uncertain and subject to significant business, economic, and competitive risks that could cause actual results to differ materially from those projected. There can be no assurance that the forecasts will be achieved.

Cautionary Note Regarding Forward-Looking Statements

This corporate presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this corporate presentation that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. These include, but are not limited to, statements regarding future business strategy, plans and goals, competitive strengths, the advancement and development of the Hycroft Mine, the results and implications of metallurgical analysis and test work, and business growth.

Forward-looking statements are often identified by future or conditional words such as "estimate," "plan," "anticipate," "expect," "intend," "believe," "target," "budget," "may," "can," "will," "would," "could," "should," "seeks," "scheduled to" and similar words or expressions but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. The risks include, but are not limited to: (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to the lack of a completed feasibility study; risks related to metallurgical test work and process development; risks related to obtaining and maintaining necessary permits and regulatory approvals; and risks related to our ability to re-establish commercially feasible mining and processing operations; and (ii) industry-related risks, including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; and the availability and cost of equipment, supplies, energy or reagents.

Any exploration target described herein does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve. Ranges of potential tonnage and grade (or quality) of an exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource, and it is uncertain if further exploration will result in the estimation of a mineral resource.

These and other risks may cause actual results to differ materially from those expressed or implied by the forward-looking statements, and the occurrence of one or more of these events or circumstances, alone or in combination with others, may have a material adverse effect on our business, cash flows, financial condition and results of operations. Please see the “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports filed with the SEC, for more information about these and other risks. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this corporate presentation. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Cautionary Statements Regarding the S-K 1300 Technical Report Summary and Initial Assessment with Economic Analysis and Mineral Resources

The Initial Assessment referenced in this presentation, which was filed with the U.S. Securities and Exchange Commission on June 2, 2026, is a preliminary technical and economic study that indicates the economic potential of the mineralization to support the disclosure of mineral resources at the Hycroft Mine. However, the Initial Assessment does not constitute a feasibility study or pre-feasibility study, does not demonstrate economic viability, and does not support a development decision. Additional project planning and design are required.

As used herein, the terms “initial assessment,” "PEA", “mineral reserve,” “mineral resource,” “measured mineral resource,” “indicated mineral resource,” and “inferred mineral resource” are defined in accordance with Subpart 1300 of Regulation S-K (“S-K 1300”). The Initial Assessment does not include the conversion of mineral resources to mineral reserves. Under S-K 1300, mineral resources may not be classified as mineral reserves unless a qualified person determines they can be the basis of an economically viable project.

Investors are specifically cautioned not to assume that any part or all of the mineral deposits (including any mineral resources) will ever be converted into mineral reserves. In addition, estimates of inferred mineral resources have a high degree of uncertainty as to their existence and may not be converted to a mineral reserve. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists, that it can be the basis of an economically viable project, or that it will ever be upgraded to a higher category. Likewise, investors are cautioned not to assume that all or any part of measured or indicated mineral resources will ever be converted to mineral reserves.

No Offer or Sale of Securities

This presentation is for general informational purposes only and does not constitute a formal offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction. It should not be relied upon as investment advice.

No Representations or Warranties

No representation or warranty, express or implied, is made by Hycroft or any of its affiliates, directors, officers, employees, or advisers as to the accuracy, completeness, or reasonableness of the information in this presentation. All liability for any errors, omissions, or misstatements is expressly disclaimed. This presentation is not intended as investment, tax, or legal advice. Certain information is derived from third-party sources believed to be reliable, but no warranty is made as to its accuracy.

Industry and Market Data

Industry and market data are from third-party sources and have not been independently verified by the Company. All dollar amounts are expressed in US dollars unless otherwise stated.

KEY HIGHLIGHTS

1. Hycroft Overview
2. Geology & Exploration
3. Underground Development
4. Open-pit Development
5. Heap Leach Re-start
6. Corporate Overview



1 HYCROFT OVERVIEW

WHY INVEST IN HYCROFT?

WORLD-CLASS SCALE

Among the world's largest gold and silver deposits

STRONG LIQUIDITY

US$211M Cash and No Debt[1]

EXPLORATION UPSIDE

High-grade discoveries that are open in all directions, less than 15% of acreage explored

ADVANCING TO PRODUCTION

Near-term decision on the most attractive path forward

TOP MINING JURISDICTION

Nevada, USA,
a Tier-1 jurisdiction

MEANINGFUL LEVERAGE

Significant leverage to rising gold and silver commodity prices

MAJOR MINING INVESTORS

Increased institutional ownership signals conviction in the asset, reinforced by inclusion in major indices

DIVERSE EXPERIENCE

Expanded team and strengthened Board who have the experience to deliver

1. At September 30, 2026.

NEVADA – THE WORLD'S TOP MINING JURISDICTION[1]

DEEP, EXPERIENCED LABOR MARKET	SUBSTANTIAL EXISTING INFRASTRUCTURE	FAVORABLE REGULATORY ENVIRONMENT	HIGH STANDARDS FOR RESPONSIBLE MINING

- Nevada is consistently ranked #1 in Fraser Institute Investment Attractiveness Survey[1]
- Nevada leads the nation with the largest mining program in lower 48 states[2]

40+	Operating gold mines
100+	Active mining operations (various minerals)
280+	Active exploration permits

- A significant producer of gold and silver
- Mining is the second largest industry after gaming


Thacker Pass
Sleeper
Turquoise Ridge Complex
Midas
Carlin Complex
HYCROFT
Winnemucca
Lone Tree
Elko
Marigold
Fire Creek
Florida Canyon
Phoenix
Rochester
Cortez Complex
Bald Mountain
Reno
Tesla Gigafactory
Gold Bar
Ruby Hill
Comstock
Round Mountain
NEVADA
TLC Project
Clayton Valley
Silver Peak
Rhyolite Ridge
Bonnie Claire Project
Las Vegas

LEGEND[3]

- Hycroft
- Lithium projects
- Gold / silver projects
- Lithium battery factories

1. As defined by the Fraser Institute Investment Attractiveness Index 2025. 2. Source: Bureau of Land Management. 3. Project locations are indicative. Basemap: US Census Bureau cartographic boundaries via us-atlas.

HYCROFT IN NUMBERS

SILVER OR GOLD EQUIVALENT M&I RESOURCES


1.8B AgEq[1] or
24M AuEq[1]
31% SILVER
69% GOLD

HIGH-GRADE SILVER DOMAINS M&I[2,3]

	SILVER	GOLD
CONTAINED OUNCES (Koz)	90,218	299
GRADE (g/t)	154.71	0.51

BALANCE SHEET

$211M cash & $0 debt[4]

WELL CAPITALIZED BALANCE SHEET

TRADING AT A SIGNIFICANT DISCOUNT TO NAV


$1.6bn
$4.3bn
$10.0bn
Current market cap[5]
Post-tax NPV at base case metal prices[6]
Post-Tax NPV at spot[6]

1. Combined leach + mill, Jan 2026 MRE. AuEq and AgEq calculated based on Au of $3,600/oz and Ag $48/oz. 2. Combined leach + mill, Jan 2026 MRE. 3. See page 9 of the S-K 1300 Technical Report Summary and Initial Assessment for more details. 4. At September 30, 2026. 5. At October 19, 2026. 6. Post tax NPV at 5% discount rate $4.3B, assumes gold price of $3,600/oz, and silver price of $48/oz. $10B assumes spot at May 25, 2026.

HYCROFT WORLD-CLASS RESOURCES

CONTAINED SILVER RESOURCE[1]


SILVER CONTAINED OUNCES
Million ounces
563
133
M&I
Inferred

SILVER EQUIVALENT RESOURCE[1]


SILVER EQUIVALENT OUNCES
Million ounces equivalent
1,793
510
M&I
Inferred

CONTAINED GOLD RESOURCE[1]


GOLD CONTAINED OUNCES
Million ounces
16.4
5.0
M&I
Inferred

GOLD EQUIVALENT RESOURCE[1]


GOLD EQUIVALENT OUNCES
Million ounces equivlanet
23.9
6.8
M&I
Inferred

1. Source: S-K 1300 Technical Report Summary (May 14, 2026). AuEq based on a silver-to-gold ratio of $48.00 to $3,600.

THE HYCROFT MINE – A WORLD-CLASS ASSET


~22km
~23km
LEGEND
Hycroft Claims
Hycroft Patented Claims
Hycroft 50% Owned Claims
Jungo Road (NV State Rt-49)
Union Pacific Rail Line (active)

- Among the world's **largest precious metals** deposits
- **High-grade** discoveries at Brimstone and Vortex, and new priority targets identified
- Large untapped **district-scale land** package of +64,000 acres, less than 15% explored
- Extensive **on-site infrastructure** to support future production
- Maintaining **existing permits** while advancing permits required for future development

HYCROFT IS ONE OF THE LARGEST GOLD AND SILVER DEPOSITS GLOBALLY


TOP 500 GOLD AND SILVER PROPERTIES GLOBALLY - CONTAINED R&R AGEQ OZ[1]
AgEq Billions ounces
9
8
7
6
5
4
3
2
1
-
HYCROFT

- 1. Source: S&P CapIQ, including contained reserves and resources. Gold and silver ounces only, converted to AgEq at $3600/oz gold and $48/oz silver.

POTENTIAL HIGH-GRADE EXTENSIONS


~4km
~6km
Brimstone
Wildrose
Vortex
Manganese
Chance
School Bus
Oscar
LEGEND
Hycroft Claims
Hycroft 50% Owned Claims

- Extensive surface mapping
- Soils geochemistry completed
- Induced Polarity geophysics
- High-resolution drone imaging of the high walls and high wall mapping

ALL INDICATING ADDITIONAL STRONG MINERALIZATION TRENDS TO THE EAST AND NORTHEAST

OWNED BY **WORLD'S TOP INVESTORS**

OWNERSHIP SUMMARY[1]



- 84% Institutional & Insiders
- 16% Retail

KEY MARKET DATA

Share Price[2]	$16.86	Market Cap[2/3]	$1.6B
52-Week Range[2]	$2.93–$58.73	Avg Daily Volume[2]	2,170K
Shares Outstanding[3]	93.2M	Unrestricted Cash[5]	$211M
Fully Diluted[3/4]	102.9M	Debt[5]	$NIL

TOP SHAREHOLDERS

Eric Sprott

BlackRock

VanEck

Sprott Asset Management

Capital Group

Fidelity Investments

Wellington Management

BMO Global Asset Management

INDEX INCLUSIONS

- VanEck Junior Gold Miners ETF
- Russell 3000 Index
- MSCI World Small Cap Index
- Solactive Global Junior Silver Miners Total Return Index
- Nasdaq Junior Silver Miners™ Index

1. Source: Estimate from Nasdaq. 2. As of October 19, 2026. Average daily volume over 3 months. 3. Includes issued and outstanding shares as of September 30, 2026. 4. As of September 30, 2026 includes 3,680,824 shares underlying the March 2022 outstanding warrants, 4,159,544 shares underlying the June 2025 outstanding warrants, 1,766,124 unvested RSUs, 75,477 vested with deferred conversion RSUs. 5. At September 30, 2026.

A NEW LENS **REFRAMES THE OPPORTUNITY**


HYCROFT

1 **Current leadership** - unlocking hidden potential

2 Two new **high-grade silver systems** identified and being expanded

3 **Integrated exploration techniques** including induced polarization geophysics, soil and rock chip programs, and detailed mapping of geochemistry

4 **Advancing** exploration in district-scale areas previously unidentified

5 **Optimizing** the path to production to maximize shareholder value

PROJECT ADVANCING TOWARDS **OPTIMAL PATH**

DEVELOPMENT

HEAP LEACH RE-START

Assessing the optimal timing to re-start of processing of amenable material through existing leach infrastructure

PRODUCTION PATHWAYS UNDER EVALUATION

OPTION 1

HIGH-GRADE UNDERGROUND MINING

Advance Brimstone and Vortex high-grade mineralization in the mine plan with underground mine

OPTION 2

OPEN-PIT MINING AND PROCESSING

Proven economics on POX with potential roasting alternative to generate third revenue stream

OPTION 3

UNDERGROUND AND OPEN-PIT HYBRID PRODUCTION

Leveraging shared site, infrastructure and future processing to maximize economics

NUMEROUS UNDERGROUND AND OPEN-PIT HYBRID MINES IN THE REGION OPERATE CURRENTLY

EXPLORATION

EXPLORATION UNDERPINS VALUE CREATION

Drilling priorities to grow the existing resources, explore district-scale targets, and inform the studies

2 GEOLOGY & EXPLORATION



EXPLORATION TO **UNDERPIN VALUE CREATION**



THE OPPORTUNITY:

- Known high-grade systems at Brimstone and Vortex remain open in all directions and at depth
- Well under 15% of the ~64,000-acre land package has been explored
- Drill program is testing both extensions of the known systems and new district-scale targets (Wildrose and Manganese)
- New discoveries provide future growth potential
- Two core rigs and one RC rig on site, adding two additional rigs in coming months

DRILL PROGRAM IS TESTING THE EDGES OF BRIMSTONE AND VORTEX, NEW DISTRICT-SCALE TARGETS, AND WORKING TO INFORM THE FUTURE, HIGHEST-VALUE PATH TO PRODUCTION

BRIMSTONE HIGH-GRADE SYSTEM


H25D-6080
H26D-6087
H26D-6086
H26D-6167A
H26D-6169
H26D-6085
H26D-6170
~1 km
Fluid Path
OPEN
Stockwork Vein Zone Open at depth

CURRENTLY DEFINED MINERALIZATION

~1 km east–west

~380 m down dip × ~250 m north–south

DRILLING OBJECTIVES:

- To test the edges and grow the main high-grade system
- To explore a geophysical anomaly that would be consistent with a potential feeder system
- Define the structure to inform mine plan decisions

Drill results reflect only those reported in this press release dated September 9, 2026, along with selected historical drill results relevant The results presented do not represent all historical drilling completed at Hycroft.

VORTEX HIGH-GRADE SYSTEM


H26D-6166
H26D-6090
H26D-6173
H26D-6172
Brimstone Pit
Looking Northeast
Vortex High-Grade 70g/t cut-off
Breccia Zone Open
OPEN
Fluid Path
Fluid Path
Fluid Path
OPEN
OPEN
OPEN
OPEN
~1 km

CURRENTLY DEFINED MINERALIZATION

~1 km east–west

× ~500 m down dip

DRILLING OBJECTIVES:

- To test the edges and grow the main high-grade system
- Define the structure to inform mine plan decisions

Drill results reflect only those reported in this press release dated September 9, 2026, along with selected historical drill results relevant The results presented do not represent all historical drilling completed at Hycroft.

HIGH-GRADE SYSTEM HIGHLIGHTS

BRIMSTONE SILVER INTERCEPTS		
Hole ID	Meters	Ag g/t
H26D-6167A	**5.5**	**1,345.27**
including	1.8	4,074.00
H25D-6069	**32.4**	**184.58**
including	4.2	1,185.25
H25D-6077	**35.5**	**542.78**
including	14.8	1,187.29
including	0.4	21,833.00
H24D-6018	**21.2**	**2,359.68**
including	7.3	6,278.23
including	0.2	80,017.00
H24D-6012	**0.4**	**4,540.00**
H24D-6012	**0.9**	**4,040.00**
H24D-6010	**18.2**	**1,987.35**
including	0.3	20,280.00
including	0.9	10,289.00
including	0.3	15,211.00

BRIMSTONE GOLD INTERCEPTS		
Hole ID	Meters	Au g/t
H26D-6169	**82.7**	**0.77**
including	19.4	2.10

VORTEX SILVER INTERCEPTS		
Hole ID	Meters	Ag g/t
H26D-6175A	**19.6**	**1,726.72**
including	1.7	9,526.36
H26D-6166	**20.0**	**460.82**
including	4.4	597.03
including	6.1	952.37
also including	1.6	2,650.00
H26D-6090	**30.5**	**780.53**
including	11.2	1,664.80
also including	5.5	2,249.39
H26D-6088	**91.4**	**66.79**
including	12.5	375.41
including	4.2	748.02
H25D-6083	**53.4**	**304.14**
including	7.0	1,241.97
including	0.9	2,890.00

VORTEX GOLD INTERCEPTS		
Hole ID	Meters	Au g/t
H26D-6175A	**19.6**	**30.49**
including	1.7	347.07
H26D-6090	**6.2**	**2.08**
H26D-6172	**6.1**	**21.12**
including	1.5	43.00
H26D-6173	**6.1**	**2.63**
H25D-6083	**53.4**	**1.33**
including	7.0	6.59
also including	0.9	33.70

3 UNDERGROUND DEVELOPMENT



OPTION 1 | HIGH-GRADE UNDERGROUND MINING


Brimstone visible silver
HD24-6010, 0.3m at 20,280 g/t Ag

THE OPPORTUNITY

- Advance high-grade ounces forward in the mine life
- Up to multi-thousand g/t intercepts over 20–40 meter true widths at Brimstone and Vortex
- High-grade silver-bearing domain at Brimstone and Vortex[1]: 90.2 Moz silver and 299,000 oz gold
- Underground declines would be used for both exploration and production and would improve drill efficiency and cost

EXPLORATION DECLINES IMPROVE DRILLING EFFICIENCY AND ACCELERATE ACCESS TO THE HIGH-GRADE SYSTEMS

1. Measured + Indicated Mineral Resource, as of January 2026. See page 9 of the S-K 1300 Technical Report Summary and Initial Assessment for more details.

INITIAL **HIGH-GRADE SILVER** RESOURCE

Measured & Indicated	Inferred
90.2 Moz Ag[1]	13.3 Moz Ag[1]
299 Koz Au[1]	51 Koz Au[1]

- Brimstone and Vortex remain open along strike and at depth
- ~26,000 meters in the 2025–2026 drill program, which are not included in the resource estimate
- High-grade ounces are contained within the total 2026 Mineral Resource Estimation



Mineral resources are not reserves and do not have demonstrated economic viability.
1. High-grade silver-bearing domains, 68.57 g/t Ag cutoff.

CONCEPTUAL UNDERGROUND MINE DESIGN

BRIMSTONE AND VORTEX MINED TOGETHER


Stopes
Vortex
Brimstone

DEVELOPMENT APPROACH

- Two independent declines
- Simultaneous development of both systems
- Brimstone contributes higher-grade feed
- Vortex contributes greater tonnage
- Long-hole open stoping, with selective cut-and-fill

CONCEPTUAL UNDERGROUND PROJECT

DESIGNED FOR SCALEABILITY

Brownfield status leads to extensive infrastructure in situ to accelerate development

1 **UNDERGROUND ORE**
Brimstone + Vortex

→

2 **CRUSH & GRIND**

→

3 **FLOTATION**
Producing high-grade concentrate

→

4 **POTENTAL CONCENTRATE**
Evaluating third-party concentrate sale options


Site Overview
Clarifier & Zinc Cementation
Precipitate
Refinery

Designed to expand with larger project

- Potential expansion as resource and open-pit studies advance
- Future integration with a larger project remains to be determined
- Metallurgy, recoveries and concentrate sale options under review

4 OPEN-PIT DEVELOPMENT



OPTION 2 | OPEN-PIT MINING AND PROCESSING



THE OPPORTUNITY:

- Multi-decade mine life at scale, one of the largest gold-silver deposits globally
- PEA on POX processing of the sulfide resource outlines attractive economics with significant leverage to rising gold and silver prices
- Assessing roasting as an alternative processing method, which would generate third revenue stream of sulfuric acid
- Simultaneous open-pit and underground hybrid mining options to be assessed, which is common in the jurisdiction

DETERMINING THE HIGHEST VALUE PATH TO UNLOCK THE SULFIDE RESOURCE, WITH SIMULTANEOUS OPEN-PIT AND UNDERGROUND HYBRID MINING OPTIONS BEING ASSESSED

TECHNICAL REPORT (PEA) SUMMARY[1]

CONVENTIONAL POX PROCESSING PROVES ATTRACTIVE ECONOMICS

VALUE
$4.3 Billion (after-tax NPV_5)[2]

16.9% IRR

LEVERAGE
$10.0 Billion (after-tax NPV_5)[3]

30.1% IRR

ATTRACTIVE PAYBACK
4.7 years post-tax (base case)

2.9 years post-tax (spot prices)

MULTI-DECADE
51-year mine life

295,000 oz avg. annual production (AuEq)[4]

UPSIDE
6.8M oz not included in mine plan (inferred resource AuEq)

System remains open

PRUDENT PLANNING
Base case commodity prices: Au $3,600/oz and Ag $48/oz

1. Source: S-K 1300 Technical Report Summary (May 14, 2026). 2. Base case: $3,600/oz gold, $48.00/oz silver. 3. Spot prices: $4,569/oz gold, $77.98/oz silver. 4. AuEq based on a silver-to-gold ratio of $48.00 to $3,600 .

MULTI-DECADE CASH FLOW GENERATION

POST-TAX CASH FLOW PROFILE ($M)



1800
1600
1400
1200
1000
800
600
400
200
0
Gold + Silver Revenue ($M)
20000
15000
10000
5000
0
-5000
Cumulative Unlevered FCF ($M)
Period
Silver Revenue $M (LHS)
Gold Revenue $M (LHS)
Post-Tax Cumulative Unlevered Free Cash Flow $M (RHS)

CUMULATIVE CASH FLOW

+$16B

Generated over the life of mine at base case metal prices[1]

1. Based on base case metal prices of $3,600/oz gold, $48.00/oz silver.

TRS CONFIRMS **UNIQUE LEVERAGE TO METAL PRICES**

POST-TAX LEVERAGE TO GOLD AND SILVER PRICES



US$ BILLIONS
$60
$50
$40
$30
$20
$10
$-
NPV at 5%
NPV at 0%
$4.3
$15.8
$6.7
$22.6
$9.1
$29.6
$11.5
$36.5
$14.0
$43.5
$16.4
$50.5
$3600/$48
$4000/$60
$4500/$70
$5000/$80
$5500/$90
$6000/$100
GOLD/SILVER PRICE (OZ)

GOLD SENSITIVITY

For every **$100 increase** in gold price per ounce, NPV_5 increases by

~$300 million

SILVER SENSITIVITY

For every **$5 increase** in silver price per ounce, NPV_5 increases by

~$460 million

DE-RISKED BROWNFIELD DEVELOPMENT

PAST PRODUCING MINE WITH SIGNIFICANT INFRASTRUCTURE ALREADY ON SITE


New Leach Pad
North Merrill-Crowe
Brimstone Merrill-Crowe
North Leach Pad
Lewis Leach Pad
Brimstone Leach Pad
Crushing Facility
Brimstone
Vortex

SITE SERVICES

Site is already serviced with roads, power, and an active rail line

ON-SITE OPERATIONS TEAM

Experienced operations team in place managing site

WATER RIGHTS SECURED

Water rights already secured to support planned operations, backed by 14 water-right permits and 4 active production wells[1]

ADVANCED GEOLOGIC UNDERSTANDING

Decades of historical drilling and data inform the updated resource model and project understanding

1. Source: S-K 1300 Technical Report Summary (May 14, 2026).

CURRENT INFRASTRUCTURE

ONSITE LAB, ADMIN, MAINTENANCE, TRUCK SHOP, WAREHOUSE


Lab

CRUSHER AND CONVEYOR BELT CIRCUIT



CURRENT INFRASTRUCTURE

NEW LEACH PAD - PERMITTED AND AVAILABLE FOR ORE LOADING



UNION PACIFIC RAIL LINE AND JUNGO ROAD



CURRENT INFRASTRUCTURE

BRIMSTONE MERRILL-CROWE PROCESSING FACILITY



NORTH MERRILL-CROWE PROCESSING FACILITY


Site Overview
Clarifier & Zinc Cementation
Precipitate
Refinery
Insert Caption...

5 HEAP LEACH RE-START



RE-STARTING EXISTING HEAP LEACH PROCESSING



THE OPPORTUNITY:

- Historical 2019-2021 operating history
- Assessing the economic viability of the historical leach material as part of the broader development plan
- Existing pads on site are available: North/Jungo, Brimstone
- RC drilling underway to evaluate the restart decision near-term

LEACHING WILL ALWAYS BE A PART OF PRODUCTION. THIS ASSESSMENT IS TO DECIDE OPTIMAL TIMING, BE THAT WITH THE RE-START OF MINING ACTIVITIES, OR SOONER.

6 CORPORATE OVERVIEW



THE TEAM



DIANE R. GARRETT

Executive Chairman & CEO

Formerly Romarco Minerals, US Global Investors



STANTON RIDEOUT

EVP & Chief Financial Officer

Formerly Romarco Minerals, Phelps Dodge



MICHAEL DEAL

EVP & Chief Operating Officer

Formerly First Majestic, Nevada Gold Mines, Romarco Minerals



ERIC COLBY

EVP, Corporate Development

Formerly Magris Performance Materials, Newmont



REBECCA JENNINGS

EVP, General Counsel & Corporate Secretary

Formerly Allied Nevada Gold, Newmont



DAVID THOMAS

SVP, Corporate Affairs & Sustainability

Formerly Haile Gold Mine, Romarco, OceanaGold



ALEX DAVIDSON

VP, Exploration

Formerly Nevada Gold Mines, Newmont, Hecla



LILY HE

VP, Finance & Treasury

Formerly OceanaGold, Romarco Minerals



HALEY MAYERS

VP, Capital Markets

Formerly OceanaGold, Fidelity, BlackRock



ANDREW WALKER

VP, Controller

Formerly KPMG

THE BOARD



DIANE R. GARRETT
Executive Chairman & CEO
Formerly Romarco Minerals, US Global Investors



RICHARD O'BRIEN
Lead Independent Director
Former CEO, CFO of Newmont; Former Chair of NewGold and Previum



MARCELO GODOY
Independent Director
EVP and Chief Technology Officer at Anglo Ashanti; Formerly SVP of Exploration at Newmont



SEAN GOODMAN
Independent Director
CFO of AMC; Formerly Asbury Automotive, Home Depot, Morgan Stanley



MICHAEL HARRISON
Independent Director
Managing Partner, Sprott Streaming and Royalty Fund; formerly with Sprott Resource Holdings, Adriana Resources, Coeur Mining



DAVID NACCARATI
Independent Director
Independent consultant; formerly with Cupric Canyon Capital, LLC, Phelps Dodge Corporation



JOSH OLMSTED
Independent Director
Former President and COO, Americas of Freeport-McMoRan; Current Director of Sociedad Minea Cerro Verde



BLAKE RHODES
Independent Director
Former SVP Strategic Development and General Counsel at Newmont; Current Director at Triple Flag Precious Metals



THOMAS WENG
Independent Director
Co-Founding Partner, Alta Capital Partners; formerly with Deutsche Bank

APPENDIX

P/NAV BENCHMARKING

SILVER PRODUCERS


First Majestic 1.78x
Hecla 1.51x
Fresnillo 1.29x
Coeur 1.14x
Aya Gold & Silver 0.88x
Endeavour Silver 0.81x
Hochschild 0.70x
Fortuna 0.69x
Santacruz 0.61x
Americas Gold & Silver 0.58x
Silvercorp 0.57x
Andean Precious Metals 0.55x
Hycroft* 0.38x
Median: 0.93x

SILVER DEVELOPERS


Sunshine Silver 0.84.x
Abra Silver 0.57.x
Highlander Silver 0.48.x
New Pacific 0.45.x
Hycroft* 0.38.x
Vizsla Silver 0.38.x
Contango 0.27.x
Silver Tiger 0.26.x
Median: 0.46x

GOLD DEVELOPERS


Skeena 0.78x
Perpetua 0.48x
Novagold 0.46x
Snowline 0.40x
Hycroft* 0.38x
Osisko Gold 0.37x
Mayfair 0.35x
Thesis Gold & silver 0.32x
Liberty 0.32x
i-80 0.28x
Cambira 0.23x
Seabridge 0.19x
Revivial 0.16x
Median: 0.36x

* Not currently producing or a primary silver company

Source: S&P CapIQ as of October 19, 2026
Note: Hycroft NAV based SK 1300 Initial assessment after-tax NPV (5%) of $4.3bn at $3600 Au and $48 Ag plus $211 mm cash (net) as of September 30, 2026
Note: Median excludes Hycroft

RESOURCE BENCHMARKING


SILVER PRODUCERS
(Moz AgEq)
Fresnillo 5,807
Hecla 2,345
Hycroft* 2,304
Coeur 2,218
Hochschild 1,603
First Majestic 1,104
Endeavour Silver 757
Aya Gold & Silver 549
Silvercorp 537
Americas Gold & Silver 290
Santacruz 127
Andean Precious Metals 102
Median: 1,404


SILVER DEVELOPERS
(Moz AgEq)
Hycroft* 2,304
New Pacific 847
Highlander Silver 638
Abra Silver 489
Vizsla Silver 351
Silver Tiger 285
Contango 266
Sunshine Silver 264
Median: 448


GOLD DEVELOPERS
(Moz AuEq)
Seabridge 316.4
Hycroft* 30.7
Novagold 26.9
Perpetua 18.7
i-80 16.6
Snowline 8.8
Revivial 6.0
Liberty 5.9
Osisko Gold 5.8
Cambria 5.7
Skeena 5.5
Thesis Gold & silver 5.3
Mayfair 4.5
Median: 35.5

* Not currently producing or a primary silver company

Source: S&P CapIQ as of October 19, 2026 and Company websites. Hycroft resources combined leach + mill, Jan 2026 MRE. All are based on Measured & Indicated (inclusive of Reserves) and Inferred Resources.
Note: AuEq and AgEq calculated based on Au of $3,600/oz and Ag $48/oz, Cu $5/lb, Zn $1.00/lb, Pb $1.50/lb, Sb $15.00/lb, Mo $30.00/lb.
Note: Median excludes Hycroft

LARGEST SILVER PROJECTS

PRIMARY SILVER PROJECTS; Moz Ag M+I+I


696
591
558
347
299
299
253
215
212
197
180
Hycroft (Hycroft Mine)
Endeavour Silver (La Pitarrilla)
Discovery Silver (Cordero)
Sun Silver (Maverick Springs)
Silver Opportunity Partners (Sunshine)
Eloro Resources (Iska Iska)
New Pacific Metals (Carangas)
New Pacific Metals (Silver Sand)
AbraSilver (Diablillos)
Vizsla Silver (Panuco)
Silver Mines (Bowdens)

- Source: BMO Capital Markets - BENCHMARKING ANALYSIS – As of April 22, 2026
- Note: Resources are shown inclusive of reserves.

PRODUCTION PROFILE

- Conventional open pit operation
- Throughput of 57,100 ton/d
- Low strip ratio of 1.55
- ROM will feed two processing facilities
  - Flotation mill followed by POX and leaching of concentrate
  - Heap leach for mineralization that is amenable to direct cyanide leaching
- Average gold recovery of 82.8%
- Average silver recovery of 77.5%

LOM Production	Unit	Value
Total Mineralized Material Mined	kst	1,496,134
Total Waste Mined	kst	2,320,719
Average Strip Ratio	w:o	1.55
Life of Mine	years	51
Total Mill Feed Processed	kst	1,046,284
Average Mill Feed Grade (Au)	oz/st	0.012
Average Mill Feed Grade (Ag)	oz/st	0.43
Total Heap Leach Material Processed	kst	210,010
Average Heap Leach Feed Grade (Au)	oz/st	0.005
Average Heap Leach Feed Grade (Ag)	oz/st	0.12
Total Recovered Gold	koz	10,476
Total Recovered Silver	koz	349,208
Average Mill Feed Gold Recovery	%	82.8%
Average Mill Feed Silver Recovery	%	77.5%
Average Heap Leach Gold Recovery	%	40.0%
Average Heap Leach Silver Recovery	%	12.0%
Life of Mine Payable Gold Production	koz	10,424
Life of Mine Payable Silver Production	koz	347,462
Life of Mine Payable Gold Equivalent Production	koz	15,057

2026 MINERAL RESOURCE ESTIMATE

As of January 21, 2026, Metric Units at $3,100/ oz Au and $36/ oz Ag

Classification	Cutoff Grade $ Net of Refining / tonne	Approximate Cutoff, AuEq g/t	Ktonnes	Gold (g/t)	Silver (g/t)	Sulfide (%)	Contained Ounces - Gold (Oz x 1000)	Contained Ounces - Silver (Oz x 1000)
Heap Leach Resource								
Measured	$2.07 - $4.00	0.027 - 0.055	84,364	0.164	3.80	1.83	446	10,322
Indicated	$2.07 - $4.00	0.027 - 0.055	100,131	0.147	2.95	1.54	475	9,492
Meas + Ind	$2.07 - $4.00	0.027 - 0.055	184,495	0.155	3.34	1.67	921	19,814
Inferred	$2.07 - $4.00	0.027 - 0.055	99,808	0.164	3.15	1.41	528	10,122
Flotation Mill + Concentrate Treatment by Pressure Oxidation and Cyanide Leach								
Measured	$18.44	0.206	666,403	0.380	14.76	2.03	8,154	316,600
Indicated	$18.44	0.206	679,380	0.336	10.34	1.84	7,339	226,161
Meas + Ind	$18.44	0.206	1,345,783	0.358	12.53	1.93	15,493	542,761
Inferred	$18.44	0.206	416,991	0.336	9.14	1.76	4,505	122,725
Combined Mineral Resources, Leach Plus Mill								
Measured	$2.07 - $18.44	0.027 - 0.206	750,767	0.356	13.53	2.01	8,600	326,922
Indicated	$2.07 - $18.44	0.027 - 0.206	779,512	0.311	9.39	1.80	7,814	235,653
Meas + Ind	$2.07 - $18.44	0.027 - 0.206	1,530,279	0.333	11.42	1.90	16,414	562,575
Inferred	$2.07 - $18.44	0.027 - 0.206	516,799	0.303	7.99	1.69	5,033	132,847



Notes:

1. Mineral resources based on metal prices of $3,100/ oz Au and $36.00/ oz Ag
2. Cutoffs are Income - Refining Cost = NSR
3. Gold Equivalent for Heap Leach = Cyanide Gold + 0.0019 x Total Silver Assay
4. Gold Equivalent for Mill + Pressure Oxidation = Fire Gold + 0.0107 x Total Silver Assay
5. Numbers may not match exactly due to rounding
6. Mineral resources are contained within a computer-generated optimized pit
7. Total material in that pit is 4.92 billion tonnes
8. All units on this table are metric: Ktonnes means 1,000 tonnes. Au and Ag grades are in grams per tonne (g/t)
9. Mineral resources are not mineral reserves, and detailed economic considerations have not been applied
10. Modifying factors for mine and process design have not been applied

INITIAL **HIGH-GRADE** SILVER RESOURCE

High-grade Silver Bearing Domains, Contained within the Mineral Resource at 68.57 g/t (2 oz/ton) Cutoff Grade, Metric Units

Classification	Cutoff Grade Silver g/t	Ktonnes	Gold g/t	Silver g/t	Sulfide %	Contained Ounces	
						Gold Oz x 1000	Silver Oz x 1000
Brimstone							
Measured	68.57	2,899	0.372	286.35	1.33	35	26,686
Indicated	68.57	299	0.332	106.62	1.87	3	1,025
Meas + Ind	68.57	3,198	0.368	269.54	1.38	38	27,711
Inferred	68.57	13	0.289	120.74	1.13	0	52
Vortex							
Measured	68.57	8,279	0.603	130.67	1.49	160	34,781
Indicated	68.57	6,660	0.469	129.48	1.24	100	27,726
Meas + Ind	68.57	14,940	0.543	130.14	1.38	261	62,507
Inferred	68.57	3,306	0.475	125.20	1.27	50	13,307
Brimstone + Vortex							
Measured	68.57	11,178	0.543	171.04	1.45	195	61,467
Indicated	68.57	6,959	0.463	128.49	1.26	104	28,750
Meas + Ind	68.57	18,137	0.512	154.71	1.38	299	90,218
Inferred	68.57	3,319	0.474	125.18	1.27	51	13,359

